UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

AppLovin Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Page Mill Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(800) 839-9646

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value of $0.00003 per share	APP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 8, 2022, AppLovin Corporation (the “Company”) held its annual meeting of stockholders (the “Meeting”). The stockholders of the Company voted on the following five proposals at the Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2022:

1.	To elect eight directors to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To recommend, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers; and

5.	To approve the amendment of the Company’s 2021 Partner Studio Incentive Plan to increase the number of shares of Class A common stock authorized for issuance thereunder.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Adam Foroughi	1,765,849,398	7,096,509	7,042	14,840,019
Herald Chen	1,765,726,973	7,218,918	7,058	14,840,019
Craig Billings	1,752,574,939	20,345,211	32,799	14,840,019
Margaret Georgiadis	1,748,956,458	21,583,795	2,412,696	14,840,019
Alyssa Harvey Dawson	1,770,375,983	162,154	2,414,812	14,840,019
Edward Oberwager	1,748,401,665	22,118,156	2,433,128	14,840,019
Asha Sharma	1,770,138,770	384,660	2,429,519	14,840,019
Eduardo Vivas	1,763,405,596	9,501,275	46,078	14,840,019

Based on the votes set forth above, each director nominee was duly elected to serve until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
1,784,935,650	468,769	2,388,549

Based on the votes set forth above, the stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3. Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
1,768,625,561	4,280,603	46,785	14,840,019

Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

4. Advisory Vote on Frequency of Future Stockholder Advisory Votes on Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,770,282,706	12,190	106,765	2,551,288	14,840,019

Based on the votes set forth above, the stockholders advised that they were in favor of every one year as the frequency of holding a non-binding advisory vote on named executive officer compensation. Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined to hold a non-binding advisory vote regarding named executive officer compensation every one year until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

5. Approval of the Amendment of the Company’s 2021 Partner Studio Incentive Plan to Increase the Number of Shares of Class A Common Stock Authorized for Issuance Thereunder

For	Against	Abstain	Broker Non-Votes
1,742,550,326	30,327,341	75,282	14,840,019

Based on the votes set forth above, the stockholders approved the amendment of the Company’s 2021 Partner Studio Incentive Plan to increase the number of shares of Class A common stock authorized for issuance thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: June 10, 2022	/s/ Victoria Valenzuela
Victoria Valenzuela
Chief Legal Officer & Corporate Secretary